================================================================================

                               UC INVESTMENT TRUST

                               UC INVESTMENT FUND









                                  ANNUAL REPORT
                                  May 31, 2002














     INVESTMENT ADVISER                                 ADMINISTRATOR
     ------------------                                 -------------
UNITED MANAGEMENT COMPANY, LLC                   ULTIMUS FUND SOLUTIONS, LLC
    1005 Glenway Avenue                                P.O. Box 46707
       P.O. Box 1280                             Cincinnati, Ohio 45246-0707
 Bristol, Virginia 24203-1280                          1.877.823.8637


================================================================================

                                                            Shareholder Services
                                                            --------------------
                                                              UC Investment Fund
                                                                  P.O. Box 46707
                                                     Cincinnati, Ohio 45246-0707
UC INVESTMENT FUND [logo omitted]                                    877-UCFUNDS


                 LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND

The enclosed report covers June 1, 2001 to May 31, 2002. Significant highlights during the period include:

>> Net asset value - As of May 31, 2002, the Fund had a net asset value per share of $9.35.
>> Distributions -- The Fund distributed capital gains and income totaling less than $.001 per share for year ended May 31, 2002.
>> Cumulative distributions - The Fund has distributed capital gains and income totaling $.78 per share since inception.
>> Performance -- The Fund's average annual three-year return was -1.88% as of May 31, 2002, compared to -5.22% for the S&P 500 and -2.14% for the Lipper Multi-Cap Core for the same period.
>> Cumulative performance - The Fund's performance since inception is +0.04% compared to -0.92% for the S&P 500 and +0.52% for the Lipper Multi-Cap Core for the same period.

HISTORY IN THE MAKING

We are making history, but as a money manager and investor it is not one we want to endure. This bear market has become one of historic proportions. Of course someday we will tell our grandchildren about the brutality of the downturn, but this is of little comfort as we face each day with a renewed threat.

I read an article recently that stated, "In the post-depression history of the U.S. market, there are only two bear markets which compare with the current one:
October 1, 1939 - March 31, 1942 and January 1, 1973 - September 30, 1974."

According to reported numbers, the market has reached record bearish levels, but the P/E level continues to be high. We need one of two things to happen, the market must come down or the earnings must go up. Which of these will happen? It is difficult to predict what the outcome will be at this juncture of the cycle. Currently, there is no catalyst to make investors buy stocks.

The economic reports are not that bad, but there continues to be a loss of confidence and concerns regarding earnings and the quality of these earnings. Until investors can feel more confident, it will be very difficult for the market to have a sustained move on the upside.

How should the market be valued? We believe the market will rebound but not to the levels of the late 1990s; this was a period we do not want to witness again. We continue to maintain that stock selectivity is the key to performance. An absolute necessity will be to invest in companies based on the merits of that company not momentum to former levels. What is paid for stocks should have something to do with the conditions under which you are buying.

At these levels, the stock market is not an overwhelming bargain, but it is certainly closer to fair value than it was a couple of years ago. We believe there are more investment opportunities. Under the circumstances, it is especially important to be selective, and expect volatility due to the psychology of the investor. As they now stand, high P/E's are not as risky as in the late 1990s because we are in an economic trough and interest rates are lower.

Distributed by Ultimus Fund Distributors, LLC   o  135 Merchant Street - Suite 230  o  Cincinnati, Ohio 45246  o  877.UCFUNDS

LETTER  TO  SHAREHOLDERS  - THE  UC INVESTMENT FUND                    PAGE 2

INVESTMENT PORTFOLIO

At May 31, 2002, the three largest sector weightings in the Fund's portfolio were financial services, utilities and consumer staples. Financial services and utility stocks were also the two largest sector weightings in the fund at May 31, 2001. The increased weightings in consumer stocks was primarily a result of the addition of food stocks, ConAgra, Inc. and H. J. Heinz Co. to the portfolio. As of the fund's fiscal year end the top ten individual holdings represented 41.3% of the market value of the investment portfolio.

Our individual stock selection process is largely driven by our fundamental analysis which focuses on earnings and cash flow as our main factor in determining a company's fair value. While dividend income has always been a consideration in our selection process, in the past year we emphasized the yield criteria. In essence, companies whose stocks we purchased in the Fund not only met our valuation criteria using earnings and cash flow, but also paid a dividend which provided an above-market yield. Emphasizing stocks with attractive valuations based on earnings and cash flow growth along with attractive dividend yield will help mitigate the effects of the weak stock market. In effect, we will earn an attractive cash yield from our investments while we wait for the market to focus on earnings and cash flow growth.

This strategy has kept the Fund invested in financial service and utility stocks, but has also led us to initiate positions in the aforementioned Conagra and H.J. Heinz, as well as industrial and consumer stocks. These individual and consumer stocks include Worthington Industries, Inc., Goodrich Co., Textron Inc., R.R. Donnelley & Son Company, Philip Morris Companies, Inc. and Newell Rubbermaid, Inc.

The UC Investment Fund's portfolio valuation as measured by price to earnings, price to cash flow and price to book was less than the S&P 500 Index at May 31, 2002. The Fund's relative valuation to the S&P 500 Index is consistent with our investment approach.

FUND PERFORMANCE (PERIODS ENDING 6/30/02)

UC Investment Fund performance, as compared to the S&P 500 Index and Lipper's Multi-Cap Core Fund Index is as follows:

                                                                       Lipper
                                                 UCIFX             Multi-Cap Core           S&P 500
                                                 -----             --------------           -------
Second Quarter                                  -13.71%                -12.47%              -13.40%
Year-to-Date                                    -14.91%                -12.55%              -13.16%
One Year                                        -23.03%                -17.75%              -17.99%
Three Year*                                     - 6.11%                - 6.27%              - 9.18%
Since Inception (6/29/98-6/30/02)*              - 2.00%                - 2.24%              - 2.17%
Cumulative Return (6/29/98-6/30/02)             - 7.77%                - 8.69%              - 8.41%

*Annualized

LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND                        PAGE 3

IN CLOSING

In the long run, the pain will prove to be constructive, but in the near term we may continue to see disruptive movements in the market. After the panic stage is finished, investors will realize that all stocks are not over valued and not all companies have suspect earnings.

We are all aware that we cannot predict when the end of this bear market will come, but history does give evidence that it eventually will bottom. When it does, we need to have our investments already made.

We believe the economy will rebound; our strategy and fundamental philosophy remain unchanged. Careful analysis of companies, combined with prudent selections will produce long-term results. We are committed to our investment philosophy and to you, our shareholders. We deeply appreciate the confidence you have placed in us.

Faithfully yours,

/s/ Lois A. Clarke

Lois A. Clarke
President and Managing Director

LAC:rl


           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE UC INVESTMENT FUND VERSUS THE S&P 500 Index


                               [GRAPHIC OMITTED]

                 UC INVESTMENT FUND                                        S&P 500 Index
                 ------------------                                        -------------
      06/29/98                        10,000                   06/29/98                      10,000
      06/30/98          0.00%         10,000                   06/30/98       0.07%          10,007
      09/30/98        -10.90%          8,910                   09/30/98      -9.95%           9,011
      12/31/98         18.62%         10,569                   12/31/98      21.30%          10,930
      03/31/99         -2.76%         10,277                   03/31/99       4.98%          11,475
      06/30/99          8.41%         11,142                   06/30/99       7.05%          12,284
      09/30/99         -3.97%         10,700                   09/30/99      -6.25%          11,516
      12/31/99         19.22%         12,755                   12/31/99      14.88%          13,230
      03/31/00          1.66%         12,967                   03/31/00       2.30%          13,534
      06/30/00          2.88%         13,340                   06/30/00      -2.66%          13,174
      09/30/00         -3.55%         12,866                   09/30/00      -0.97%          13,047
      12/31/00         -7.48%         11,904                   12/31/00      -7.82%          12,026
      03/31/01         -7.19%         11,049                   03/31/01     -11.86%          10,600
      06/30/01          8.45%         11,982                   06/30/01       5.85%          11,220
      09/30/01        -13.48%         10,367                   09/30/01     -14.68%           9,573
      12/31/01          4.55%         10,838                   12/31/01      10.69%          10,596
      03/31/02         -1.38%         10,689                   03/31/02       0.27%          10,625
      05/31/02         -6.41%         10,004                   05/31/02      -6.76%           9,908

===========================================
             UC Investment Fund           |
       Average Annual Total Returns(a)    |
      (for periods ended May 31, 2002)    |
                                          |
       1 Year                  (16.81%)   |
       Since Inception(b)        0.01%    |
                                          |
===========================================

       Past performance is not predictive of future performance.

(a)The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)Initial public offering of shares was June 29, 1998.

                               UC INVESTMENT FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2002


ASSETS
   Investment securities, at value
    (Cost $45,564,907)                                             $ 41,525,619
   Dividends receivable                                                  90,768
   Receivable for capital shares sold                                     9,097
   Organization costs, net (Note 1)                                      18,318
   Other assets                                                           1,017
                                                                   ------------
       TOTAL ASSETS                                                  41,644,819
                                                                   ------------

LIABILITIES
   Payable to Adviser (Note 3)                                           36,088
   Payable to other affiliates (Note 3)                                   8,000
   Payable for capital shares redeemed                                    1,483
   Other accrued expenses and liabilities                                 8,659
                                                                   ------------
       TOTAL LIABILITIES                                                 54,230
                                                                   ------------

NET ASSETS                                                         $ 41,590,589
                                                                   ============

NET ASSETS CONSIST OF:
        Paid-in capital                                            $ 45,887,623
        Undistributed net investment income                              46,366
        Accumulated net realized losses from
         security transactions                                         (304,112)
        Net unrealized depreciation on investments                   (4,039,288)
                                                                   ------------
NET ASSETS                                                         $ 41,590,589
                                                                   ============

   Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value)                       4,447,129
                                                                   ============

   Net asset value, offering price and redemption price
     per share (Note 1)                                            $       9.35
                                                                   ============




                 See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                             STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED MAY 31, 2002


INVESTMENT INCOME
   Dividends                                                       $    716,639
   Interest                                                               5,993
                                                                   ------------
         TOTAL INVESTMENT INCOME                                        722,632
                                                                   ------------

EXPENSES
   Investment advisory fees (Note 3)                                    437,225
   Administrative services fees (Note 3)                                 48,948
   Professional fees                                                     32,841
   Accounting services fees (Note 3)                                     30,195
   Trustees' fees and expenses                                           25,341
   Insurance expense                                                     21,270
   Transfer agent and shareholder services fees (Note 3)                 18,000
   Amortization of organization expenses (Note 1)                        16,910
   Distribution fees (Note 3)                                            14,895
   Printing of shareholder reports                                       14,198
   Custodian fees                                                        12,496
   Registration fees                                                      8,390
   Other expenses                                                         5,872
                                                                   ------------
           TOTAL EXPENSES                                               686,581
   Fees waived by the Adviser (Note 3)                                  (30,745)
                                                                   ------------
           NET EXPENSES                                                 655,836
                                                                   ------------

NET INVESTMENT INCOME                                                    66,796
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
        Net realized losses from security transactions               (1,068,461)
        Net change in unrealized appreciation/
              depreciation on investments                            (7,086,912)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (8,155,373)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (8,088,577)
                                                                   ============



                 See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED             YEAR ENDED
                                                                   MAY 31, 2002           MAY 31, 2001
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
    Net investment income                                         $    66,796            $     3,710
    Net realized gains (losses) from
    security transactions                                          (1,068,461)             3,101,618
    Net change in unrealized appreciation/
    depreciation on investments                                    (7,086,912)            (6,801,901)
                                                                  -----------            -----------
    Net decrease in net assets from operations                     (8,088,577)            (3,696,573)
                                                                  -----------            -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income                                              (3,701)               (11,992)
    Net realized gains from security transactions                        --               (2,581,122)
                                                                  -----------            -----------
Net decrease in net assets from distributions to shareholders          (3,701)            (2,593,114)
                                                                  -----------            -----------

FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold                                       5,050,287              5,646,932
    Net asset value of shares issued in reinvestment
    of distributions to shareholders                                    3,532              2,571,895
    Payments for shares redeemed                                   (1,992,843)            (2,505,292)
                                                                  -----------            -----------
    Net increase in net assets from capital share transactions      3,060,976              5,713,535
                                                                  -----------            -----------

TOTAL DECREASE IN NET ASSETS                                       (5,031,302)              (576,152)

NET ASSETS
    Beginning of year                                              46,621,891             47,198,043
                                                                  -----------            -----------
    End of year                                                   $41,590,589            $46,621,891
                                                                  ===========            ===========

UNDISTRIBUTED NET INVESTMENT INCOME                               $    46,366            $     3,710
                                                                  ===========            ===========

CAPITAL SHARE ACTIVITY
    Shares sold                                                       499,873                468,315
    Shares issued in reinvestment of
    distributions to shareholders                                         348                228,816
    Shares redeemed                                                  (199,595)              (207,898)
                                                                  -----------            -----------
    Net increase in shares outstanding                                300,626                489,233
    Shares outstanding, beginning of year                           4,146,503              3,657,270
                                                                  -----------            -----------
    Shares outstanding, end of year                                 4,447,129              4,146,503
                                                                  ===========            ===========


                 See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                              FINANCIAL HIGHLIGHTS


                                    Selected per Share Data and Ratios for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERIOD ENDED
                                                           YEAR ENDED      YEAR ENDED      YEAR ENDED        MAY 31,
                                                          MAY 31, 2002    MAY 31, 2001    MAY 31, 2000      1999 (a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $ 11.24         $ 12.91         $ 10.53         $ 10.00
                                                        -------------   -------------   -------------   -------------

Income from investment operations:
    Net investment income (loss)                                0.01            0.00               -            0.05
    Net realized and unrealized gains
     (losses) on investments                                   (1.90)          (0.99)           2.41            0.54
                                                        -------------   -------------   -------------   -------------
Total from investment operations                               (1.89)          (0.99)           2.41            0.59
                                                        -------------   -------------   -------------   -------------

Less distributions:
    Dividends from net investment income                       (0.00)          (0.00)          (0.02)          (0.03)
    Distributions from net realized gains                          -           (0.68)          (0.01)          (0.03)
                                                        -------------   -------------   -------------   -------------
                                                               (0.00)          (0.68)          (0.03)          (0.06)
                                                        -------------   -------------   -------------   -------------

Net asset value at end of period                              $ 9.35         $ 11.24         $ 12.91         $ 10.53
                                                        =============   =============   =============   =============

TOTAL RETURN                                                 -16.81%          -7.63%          22.94%           5.89%(c)
                                                        =============   =============   =============   =============

Net assets at end of period (000's)                         $ 41,591        $ 46,622        $ 47,198        $ 33,268
                                                        =============   =============   =============   =============


Ratio of net expenses to average net assets (b)                1.50%           1.50%           1.50%           1.81%(d)

Ratio of net investment income to average net assets           0.15%           0.01%           0.03%           0.64%(d)

Portfolio turnover rate                                          99%             85%             61%             67%(d)


(a) Represents  the period from the initial public  offering of shares (June 29, 1998) through May 31, 1999.

(b) Absent  fees  waived by the  Adviser,  the ratio of  expenses to average net assets would have been 1.57% and 1.50%, for the years ended  May 31, 2002 and  2001,  respectively  (Note 3).  For  the year  ended May 31,  2001,  the fees waived by the Adviser were less than 0.01%.

(c) Not annualized.

(d) Annualized.



                 See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                            PORTFOLIO OF INVESTMENTS
                                  MAY 31, 2002


--------------------------------------------------------------------------------
          SHARES          COMMON STOCKS - 95.6%                         VALUE
--------------------------------------------------------------------------------

                          AEROSPACE AND DEFENSE - 4.4%
          20,000          Goodrich Corp.                              $ 668,200
          30,000          Honeywell International, Inc.               1,167,000
                                                                      ---------
                                                                      1,835,200
                                                                      ---------
                          BANKS - 15.8%
          15,000          Bank of America Corp.                       1,137,150
          53,000          Bank One Corp.                              2,153,390
          25,000          PNC Financial Services Group                1,406,250
          20,000          Union Planters Corp.                        1,003,400
          23,000          Wachovia Corp.                                882,510
                                                                      ---------
                                                                      6,582,700
                                                                      ---------
                          BEVERAGES - 1.1%
          15,000          Constellation Brands, Inc. - Class A (a)      442,050
                                                                      ---------

                          BIOTECHNOLOGY - 1.4%
          75,000          Novavax, Inc. (a)                             345,000
          50,000          Pozen, Inc. (a)                               260,000
                                                                      ---------
                                                                        605,000
                                                                      ---------
                          COMMERCIAL SUPPLIES AND SERVICES - 2.1%
           5,000          INTERACT Electronic Marketing, Inc. (a)             0
          35,714          INTERACT Electronic Marketing, Inc.
                            - Warrant (a)                                     0
          30,000          R.R. Donnelley & Sons Co.                     864,900
                                                                      ---------
                                                                        864,900
                                                                      ---------
                          COMMUNICATIONS EQUIPMENT - 6.7%
          30,000          Cisco Systems, Inc. (a)                       473,400
         200,000          Lucent Technologies, Inc. (a)                 930,000
          85,000          Motorola, Inc.                              1,359,150
                                                                      ---------
                                                                      2,762,550
                                                                      ---------
                          COMPUTERS - 1.0%
           5,000          International Business Machines Corp.         402,250
                                                                      ---------

                          DIVERSIFIED FINANCIALS - 1.7%
          20,000          J.P. Morgan Chase & Co.                       719,000
                                                                      ---------

                          DIVERSIFIED TELECOMMUNICATIONS - 3.1%
          65,000          Sprint Corp. - FON Group                    1,069,250
         130,000          WorldCom, Inc. - WorldCom Group (a)           215,800
                                                                      ---------
                                                                      1,285,050
                                                                      ---------

                See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  MAY 31, 2002

--------------------------------------------------------------------------------
          SHARES          COMMON STOCKS - 95.6% (CONTINUED)             VALUE
--------------------------------------------------------------------------------

                          ELECTRIC UTILITIES - 11.8%
          40,000          American Electric Power, Inc.               $1,709,200
          20,000          Cinergy Corp.                                 729,000
          52,500          CMS Energy Corp.                              948,150
          25,000          Northwestern Corp.                            440,750
          20,000          Teco Energy, Inc.                             498,000
          35,000          Western Resources, Inc.                       592,550
                                                                      ---------
                                                                      4,917,650
                                                                      ---------

                          ENERGY EQUIPMENT AND SERVICES - 2.2%
          35,000          El Paso Energy Corp.                          897,750
                                                                      ---------

                          FOOD PRODUCTS - 10.2%
          90,000          ConAgra Foods, Inc.                         2,214,900
          50,000          H.J. Heinz Co.                              2,031,500
                                                                      ---------
                                                                      4,246,400
                                                                      ---------
                          GAS UTILITIES - 2.3%
          40,000          NiSource, Inc.                                969,200
                                                                      ---------

                          HOTELS, RESTAURANTS AND LEISURE - 1.5%
          20,000          McDonalds Corp.                               598,800
                                                                      ---------

                          HOUSEHOLD DURABLES - 1.6%
          20,000          Newell Rubbermaid, Inc.                       683,000
                                                                      ---------

                          INSURANCE - 2.4%
          15,000          American International Group, Inc.          1,004,550
                                                                      ---------

                          MACHINERY - 2.0%
          17,400          Textron, Inc.                                 816,408
                                                                      ---------

                          MEDIA - 2.9%
          65,000          AOL Time Warner, Inc. (a)                   1,215,500
                                                                      ---------

                          METALS AND MINING - 2.4%
         169,500          Birmingham Steel Corp. (a)                     66,105
          60,000          Worthington Industries, Inc.                  915,000
                                                                      ---------
                                                                        981,105
                                                                      ---------
                          OIL AND GAS - 2.6%
          40,000          Marathon Oil Corp.                          1,096,800
                                                                      ---------

                 See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  MAY 31, 2002


--------------------------------------------------------------------------------
          SHARES          COMMON STOCKS - 95.6% (CONTINUED)             VALUE
--------------------------------------------------------------------------------

                          PHARMACEUTICALS - 6.9%
          25,000          Bristol-Myers Squibb Co.                    $ 778,000
          15,000          Connetics Corp. (a)                           194,550
          70,000          King Pharmaceuticals, Inc. (a)              1,893,500
                                                                      ---------
                                                                      2,866,050
                                                                      ---------
                          ROAD AND RAIL - 4.8%
          95,000          Norfolk Southern Corp.                      2,011,150
                                                                      ---------

                          TEXTILES AND APPAREL - 1.9%
          20,000          Jones Apparel Group, Inc. (a)                 797,200
                                                                      ---------

                          TOBACCO - 2.8%
          20,000          Philip Morris Cos., Inc.                    1,145,000
                                                                      ---------

                          TOTAL COMMON STOCKS (Cost $43,784,551)   $ 39,745,263
                                                                   ------------

--------------------------------------------------------------------------------
          SHARES          SHORT TERM MONEY MARKET SECURITIES - 4.3%     VALUE
--------------------------------------------------------------------------------

       1,780,356          Fifth Third U.S. Treasury Money Market
                            Fund - Class I (Cost $1,780,356)        $ 1,780,356
                                                                    -----------

                          TOTAL INVESTMENTS AT VALUE - 99.9%
                           (Cost $45,564,907)                      $ 41,525,619

                          OTHER ASSETS IN EXCESS OF
                           LIABILITIES - 0.1%                            64,970
                                                                   ------------

                          NET ASSETS - 100.0%                      $ 41,590,589
                                                                   ============


(a)  Non-income producing security.



                 See accompanying notes to financial statements.

                               UC INVESTMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 2002


1.   SIGNIFICANT ACCOUNTING POLICIES

     The UC Investment Fund (the "Fund") is a no-load, diversified series of the UC Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on February 27, 1998. The Fund was capitalized on May 21, 1998 when United Management Company, LLC (the "Adviser") purchased the initial 10,000 shares of the Fund at $10.00 per share. The initial public offering of shares of the Fund commenced on June 29, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

     The Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

     The following is a summary of the Fund's significant accounting policies:

     SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price, or, if not traded on a particular day, at the closing bid price. Securities trades in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

     INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  MAY 31, 2002


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

     The tax character of distributions paid during the years ended May 31, 2002 and 2001 was as follows:

            -----------------------------------------------------------------
                 Year
                Ended          Ordinary        Long-Term         Total
                May 31,         Income       Capital Gains    Distributions

            -----------------------------------------------------------------

                 2002       $    3,701             -          $      3,701

            -----------------------------------------------------------------

                 2001       $  154,979      $   2,438,135    $   2,593,114

            -----------------------------------------------------------------

     The tax character of distributable earnings at May 31, 2002 was as follows:

            -----------------------------------------------------------------

            Undistributed     Post-October                          Total
              Ordinary          Capital         Unrealized      Distributable
               Income           Losses         Depreciation        Earnings

            -----------------------------------------------------------------

             $ 46,366        $ (119,584)      $ (4,223,816)    $ (4,297,034)

            -----------------------------------------------------------------


     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  MAY 31, 2002


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     ORGANIZATION COSTS -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the five year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

     ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is based upon the federal income tax cost of portfolio investments of $45,749,435 as of May 31, 2002:

          Gross unrealized appreciation                 $ 3,347,244
          Gross unrealized depreciation                  (7,571,060)
                                                       ------------
          Net unrealized depreciation                  $ (4,223,816)
                                                       ============

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  MAY 31, 2002


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     As of May 31, 2002, the Fund had net realized capital losses of $119,584 during the period November 1, 2001 through May 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending May 31, 2003. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     RECLASSIFICATION OF CAPITAL ACCOUNTS -- For the year ended May 31, 2002, the Fund reclassified $20,439 of undistributed net investment income against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $42,888,692 and $41,261,620, respectively, for the year ended May 31, 2002.

3.   TRANSACTIONS WITH AFFILIATES

     Certain Trustees and officers of the Trust are also officers of the Adviser. Certain other officers of the Trust are also officers of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust, or of Ultimus Fund Distributors, Inc. (the "Distributor"), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

     ADVISORY AGREEMENT
     The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. In order to limit the operating expenses of the Fund to 1.50% of the Fund's average daily net assets, the Adviser voluntarily waived advisory fees of $30,745 for the year ended May 31, 2002.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  MAY 31, 2002



3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

     ADMINISTRATION AGREEMENT
     Under the terms of an Administration Agreement effective September 20, 2001 between the Trust and Ultimus, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of 0.10% of average daily net assets up to $200 million; 0.075% of such assets from $200 to $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum fee of $2,000 per month. Accordingly, during the year ended May 31, 2002, Ultimus was paid $29,989 for administrative services.

     TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Services Agreement effective September 20, 2001 between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum fee of $1,500 per month. Accordingly, during the year ended May 31, 2002, Ultimus was paid $12,550 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

     FUND ACCOUNTING AGREEMENT
     Under the terms of a Fund Accounting Agreement effective September 20, 2001 between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million. Accordingly, during the year ended May 31, 2002, Ultimus was paid $22,428 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

     DISTRIBUTION PLAN
     The Trust has adopted a Plan of Distribution (the Plan) under which the Fund may incur expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. For the year ended May 31, 2002, the Fund incurred $14,895 of distribution-related expenses under the Plan.

                               UC INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  MAY 31, 2002


3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

     PRIOR SERVICE AGREEMENTS
     Prior to  September  20, 2001,  administrative  services,  fund  accounting services and transfer agent services were provided to the Fund by Integrated Fund Services, Inc. ("IFS"). Pursuant to the terms of an Administration Agreement with the Trust, IFS received a monthly fee at an annual rate of 0.15% of average daily net assets up to $25 million; 0.125% of such assets from $25 million to $50 million; and 0.10% of such assets in excess of $50 million, subject to a minimum fee of $1,000 per month. Pursuant to a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and IFS, IFS received for its services a monthly fee at an annual rate of $20 per shareholder account, subject to a minimum fee of $1,500 per month. Pursuant to an Accounting Services Agreement between the Trust and IFS, IFS received a monthly fee of $2,000 from the Fund. Accordingly, during the year ended May 31, 2002, IFS was paid $32,176 by the Fund for these services.


4.   RESTRICTED SECURITIES

     On August 5, 2000, the Fund purchased 5,000 shares of common stock of Interact Electronic Marketing, Inc. at an original cost of $500,000, the sale of which is restricted. At May 31, 2002, this security was deemed to have a fair value of $0. The fair value of this security is determined under the direction of the Board of Trustees. No quoted market price exists for this security.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of the UC Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UC Investment Fund (the "Fund") at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
July 25, 2002

BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                     Position Held
  Trustee                     Address                         Age    with the Trust   Length of Time Served
  -------                     -------                         ---    --------------   ---------------------
Lois A. Clarke*               1005 Glenway Avenue              57    President and    Since March 1998
                              Bristol, VA                            Trustee
James W. McGlothlin*          1005 Glenway Avenue              62    Trustee          Since June 1998
                              Bristol, VA
Robert J. Bartel              831 Pinegrove Court              70    Trustee          Since June 1998
                              Wheaton, IL
Aldo A. Modena                4 Windsor Circle Drive           73    Trustee          Since June 1998
                              Bluefield, VA
Robert H. Spilman             P.O. Box 880                     74    Trustee          Since June 1998
                              Bassett, VA
Timothy J. Sullivan           Office of the President          58    Trustee          Since June 1998
                              College of William & Mary
                              Williamburg, VA
Charles W. Sydnor, Jr., Ph.D. 23 Sesame Street                 58    Trustee          Since June 1998
                              Richmond, VA
Steven G. Layfield            1005 Glenway Avenue              40    Vice President   Since April 2002
                              Bristol, VA
Ronald E. Oliver              1005 Glenway Avenue              55    Vice President   Since April 2002
                              Bristol, VA
Robert G. Dorsey              135 Merchant Street              45    Vice President   Since September 2001
                              Cincinnati, OH
Mark J. Seger                 135 Merchant Street              40    Treasurer        Since September 2001
                              Cincinnati, OH
John F. Splain                135 Merchant Street              45    Secretary        Since September 2001
                              Cincinnati, OH

*Ms. Clarke and Mr. McGlothlin are "interested  persons" of the Trust within the meaning of Section
 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Lois A. Clarke is President and Managing Director of the Adviser and Assistant Treasurer of The United Company. She serves as Chairman of Star Coal Company, Inc., United Affiliates Corporation and UCC Stadium Box Corporation, and as Treasurer of United Energy Corporation, United Golf, Inc., Sendero Gas Pipeline, Inc., Star Oil & Gas, Ltd. and The United Company Charitable Foundation. She also serves on the Board of Advisors for Amsouth Bank.

James W. McGlothlin is Chairman of the Adviser and is Chairman, President, Chief Executive Officer and Treasurer of The United Company, a Virginia-based conglomerate active in the oil and gas, financial services and golf industries, and the parent of the Adviser. He also serves on the Board of Directors of The United Company's subsidiaries and other related companies. He is a Director of Birmingham Steel and CSX Corporation (a railroad company). He is also an advisory director for PGA Tour Golf Properties (an owner and operator of golf courses) and a member of the Virginia Bar Association.

Robert J. Bartel was formerly a Senior Financial Advisor to the Adviser. Professor Bartel is the director of the International Business Institute (an overseas academic program in global business and management during the summer semester). He formerly served as the Chairman of Charter Federal Savings Bank in Bristol, Virginia until it merged with First American Bank. Professor Bartel is on the Board of Advisors for Amsouth Bank.

Aldo A. Modena is a Director of First Community Bancshares, Inc. (a bank holding company) and First Community Bank in Bluefield, Virginia. Mr. Modena is a member of the Virginia State Bar. He previously served as the Executive Vice President of First Community Bancshares, Inc. and the president and Chief Executive Officer of The Flat Top National Bank of Bluefield, Virginia.

Robert H. Spilman is the retired Chairman and Chief Executive Officer of Basset Furniture, Inc. He is a Director of Dominion Resources (an energy company) and Birmingham Steel.

Timothy J. Sullivan is the President of The College of William & Mary. He is also a member of the Virginia State Bar and the Ohio State Bar and a Fellow of the Virginia Bar Foundation and the American Bar Foundation.

Charles W. Sydnor, Jr., Ph.D., is President and Chief Executive Officer of Commonwealth Public Broadcasting Corporation (a non-commercial broadcasting company operating five public television stations and one public radio station serving the central, piedmont and northern Virginia regions, which is the largest public broadcasting corporation in Virginia). Dr. Sydnor is also a Board member of the Center for Individual Freedom in Alexandria, Virginia, and serves as a Trustee of the Virginia Historical Society and the George C. Marshall Foundation. He was appointed to the Board of the Library of Virginia by Governor Mark R. Warner, and formerly was President of Emory and Henry College.

Steven G. Layfield is a Vice President and Assistant Secretary of the Adviser.

Ronald E. Oliver is an Executive Vice President and Assistant Treasurer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.